UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2012

The Tirex Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-17598-NY	22-2824362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Richards Ave., 3rd Floor Norwalk,CT	06854
(Mailing Address)	(Zip Code)

Registrant’s telephone number, including area code (203) 604-6755

__________________________________________________________________________________________
(Former name or former address, if changed since last report.) 1771 Post Road East, Westport, CT 06880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other events

The Registrant last filed an Annual Report with audited financial statements on Form 10-K with respect to the fiscal year ended June 30, 2009 on March 1, 2011. Since that filing, for reasons of financial constraints, the Registrant has been unable to secure the professional services of a PCAOB-certified accountant to undertake the audits of our accounts for the fiscal years ended June 30, 2010, 2011 and 2012. Similarly, we have been unable to engage such an accountant to perform review engagements with respect to the Registrant’s interim quarterly reports applicable to each of the above-noted fiscal years. Management is now in negotiations with PCAOB-certified accountants to undertake all necessary audits and reviews required to bring the company up-to-date in terms of its filings and thus be deemed a fully-reporting issuer.

In the interests of disclosure, however, the management of the Registrant has decided to release unaudited and un-reviewed financial statements for the fiscal year ended June 30, 2010 and intends to similarly release statements for the fiscal years ended June 30, 2011 and 2012 as soon as they become available. These unaudited and un-reviewed statements will be replaced by accountant-certified statements once such certified statements become available.

Management has reviewed these financial statements of The Tirex Corporation. Based on our reviews, we are not aware of any material modifications that should be made to such consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America (US-GAAP), without consultation with an independent PCAOB-certified CPA firm, as to the current application of US-GAAP or any modifications thereto since the last audit of our financial statements. It should be noted that there is a significant difference between “expenses” as defined under US-GAAP and cash outflows. Be advised that these statements have been prepared in accordance with US-GAAP respecting revenue and expense recognition and that very substantial differences can exist between accounting-defined expenses and actual cash outlays, which, in the current presentation, are substantially less than accounting-based recorded expenses. Readers are strongly advised to consult the Statement of Cash Flows, in conjunction with The Income Statement to appreciate such differences.

Based on our knowledge, these financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report. Based on our knowledge, the financial statements, and other financial information included herewith, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

Item 9.01     Financial Statements and Exhibits

Exhibit 99.1  Financial Statements and Notes thereto for the fiscal year ended June 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date August 2, 2012